AT&T 2004 Long Term Incentive Program
                       Performance Share Award Agreement
[GRAPHIC OMITTED]


 ****EMPLOYEE MUST RETURNED SIGNED AGREEMENT ON OR BEFORE [date] OR THIS AWARD
                         WILL BECOME NULL AND VOID****


Pursuant to the AT&T 2004 Long Term Incentive Program (the "Plan") of AT&T Corp. ("AT&T" or the "Company"), and in accordance with the terms and conditions of the Plan, a copy of which is available to you*, and your agreement to the further terms, conditions and restrictions set forth below, you have been granted, as of the date of grant set forth below, a number of performance shares ("Performance Shares"), as set forth below.


The Plan is hereby incorporated by reference and made a part hereof. The grant and this Agreement are subject to all terms and conditions of the Plan, and the parties agree to be bound by the terms thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control. The Committee shall have the right, in its discretion, to alter or amend the Plan and this Agreement, from time to time, consistent with the terms of the Plan. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

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Participant
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Social Security Number
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Number of Performance Shares
Granted
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Date of Grant
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Performance Period

   January 1, 2005 - December 31, 2007
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                    Your Performance  Share Award will be distributed only after the end of the Performance Period, except in certain circumstances as indicated in the terms and conditions set forth in this Agreement.

                    o The percentage of the Performance Share Award that will be distributed to you shall depend on the satisfaction, at the completion of the Performance Period, of performance criteria that have been established by the AT&T Board of Directors ("the AT&T Board") or the Committee.
Distribution
Period and Form
of Payout
                   o    The  determination  of  whether, and  to   what  extent,
                         such criteria have been satisfied, and the determination of the percentage of the Performance Share Award to be distributed to you shall be conclusively determined by the AT&T Board or the Committee.

                    o The Performance Shares to which you become entitled based on the satisfaction of such criteria are called ("Retained Shares"). The number of Retained Shares will be determined as soon as practicable after the completion of the Performance Period and shall be distributed in Shares of AT&T common stock, except in certain circumstances as indicated in the termination of employment provisions set forth in this Agreement.

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                    This  Performance  Share Award  Agreement (this "Agreement")
Effectiveness       shall  be effective  only if and  when  AT&T  receives  your
of Agreement        signature of  acceptance of the terms  of this  Agreement as required below.
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                    As soon as administratively practicable after the completion
                    of    the    distribution   period  described   above   (the
                    "Distribution Period"), (or  to  the  extent applicable, the
                    completion   of   any   elected   deferral  period  for  any
Book Entry upon     Performance   Share),  and   subject   to  the   income  tax
Completion of       withholding  provisions  described  in  the Agreement,  AT&T
Distribution        will deliver to you or your legal representative a statement
Period              reflecting  ownership of  the corresponding  Shares in  book entry form.  You  are responsible  for  complying  with  any securities  and  exchange  control laws  or any  other legal
                    requirements  applicable  to  you  in   connection with  the
                    distribution of such Shares.
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                    Upon  the  distribution  of  any  Retained  Shares,  and  in accordance with ordinary payroll practices, you will receive
Dividend            a cash payment in an amount equal to all  dividends  payable
Equivalent          on one Share (subject to any appropriate adjustment pursuant
Payments            to Section  4(c) of the Plan) on all record dates within the
                    Performance  Period with  respect to which this  Performance
                    Share  Award was  outstanding,  multiplied  by the number of
                    Retained Shares distributed to you upon the distribution.
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                    You may  irrevocably  elect,  in  accordance  with  policies adopted by the Committee,  to defer the  distribution of all
Deferral            or any  portion  of this  Performance  Share  Award that you
Election            otherwise  would have become  entitled  to receive  upon the conclusion of the distribution period pursuant to the terms of this Agreement.
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* AT&T employees should access the Corporate Forms Library in the AT&T Workforce
  Services web site for these documents.

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                    You agree that the  Company is not  responsible  for the tax consequences  to you of the granting or distribution of this
                    Performance  Share Award and the  distribution  of Shares in respect  thereof,  and  that  it is your  responsibility  to consult  with a personal tax advisor  regarding  all matters with  respect to the tax  consequences  of the  granting and vesting of the  Performance  Shares and the  distribution of
Income Tax          Shares  in  respect  thereof.   At  the  conclusion  of  the
Withholding         Distribution  Period,  AT&T  (or  your  local  employer,  as
Requirements        applicable)  shall determine and report to the proper taxing
(Applicable to      authorities the ordinary  income  recognized by you based on
all Participants)   the  number of  Retained  Shares to be issued to you on such date  multiplied by the Fair Market Value on such date. AT&T
                    (and your local employer, as applicable) shall have the right to deduct or cause to be deducted from, or collect or cause to be collected with respect to, any distribution of Shares or payment of dividend equivalent amounts, any federal, state, or local taxes and/or social insurance contributions required by law to be withheld or paid with respect to such distribution and or payment, and you or your legal representative or beneficiary hereby consent to such deductions.

                    Subject to applicable  securities laws, AT&T (and your local employer,  as  applicable)  is authorized  to  automatically withhold an appropriate number of Retained Shares to satisfy such tax and/or social insurance  withholding and distribute only the net number of Shares to you.
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Termination of      Your  termination  of employment  from the Company or one of
Employment and      its Affiliates,  will cause this Performance  Share Award to
this Performance    be cancelled effective upon your termination date, except as
Share Award         described below:
Agreement

normal retirement   a)   upon termination of employment after the attainment of
                         age and AT&T service equal to:

                                       Age     and     AT&T service of
                                       Any age            30 years
                                       50                 25 years
                                       55                 20 years
                                       65                 10 years;

                    the Performance Shares shall be prorated based on the number of full months** of employment in the Performance Period and distributed to you as soon as practicable following the year of your retirement. The payout level for this Award will be determined by the level of performance criteria met from the beginning of the applicable Performance Period through the end of the calendar year of your retirement.

under an FMP,       b)   upon  termination of  employment,  under the AT&T Force
sale, divestiture,       Management  Program  or the  AT&T  E-Band  and  Officer
outsourcing              separation plans;  sale,  divestiture or outsourcing of
                         your  business   unit  or  position   from  AT&T;   the
                         Performance  Shares  shall  be  prorated  based  on the
                         number  of  full   months**   of   employment   in  the
                         Performance Period and distributed to you as soon as practicable following the year of your termination. The payout level for this Award will be determined by the level of performance criteria met from the beginning of the applicable Performance Period through the end of the calendar year of your termination.

Disability          c)   upon   termination  of  employment  due  to  disability
                         entitling you to Company  provided long term disability
                         benefits under a Company  provided long term disability
                         plan,  then this Award shall be  prorated  based on the
                         number  of  full   months**   of   employment   in  the
                         Performance Period and distributed to you as soon as practicable following the year of your termination. The payout level for this Award will be determined by the level of performance criteria met from the beginning of the applicable Performance Period through the end of the calendar year of your termination.

                    **  Terminations  on or after  the  16th of a month  will be treated  as  occurring  at  the  end  of  the  month  of the proration  calculation;  terminations prior to the 16th of a month  will  be  treated  as  occurring  at  the  end of the previous  month for the  proration  calculation.  Fractional
                    Shares will be rounded up to the nearest whole Share.
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                    In the case of your death,  any  distribution  in respect of this Performance Share Award granted hereunder shall be made to your  estate.  You may,  in  accordance  with  procedures
                    established  by  the   Committee,   designate  one  or  more
                    beneficiaries  to receive all or part of any distribution to be made hereunder in case of your death,  and you may change or revoke such designation at any time. In the event of your
Distribution        death, any distribution  hereunder that is subject to such a
Upon Death          designation  (to the extent  such  designation  is valid and enforceable  under  applicable  law)  shall  be made to such
                    beneficiary  or   beneficiaries   in  accordance  with  this
                    Agreement.  If there  shall be any  question as to the legal
                    right  of  any   beneficiary   to  receive  a   distribution
                    hereunder, the amount in question shall be distributed to your estate, in which event neither AT&T nor any Affiliate shall have any further liability to anyone with respect to such distribution.

                    In case of your death prior to the end of the Performance Period, the number of Performance Shares shall be prorated, based on the number of full months*** of employment in the Performance Period. The prorated Performance Shares shall be distributed in cash (valued in accordance with procedures established by the Committee) within a reasonable time after your death. All other Performance Shares granted hereunder shall be cancelled.

                    *** The  month of death  will be  counted  as a full  month, unless this Award was previously prorated as set forth in a,
                    b, or c of the Termination of Employment  provisions of this
                    Agreement.  Fractional  Shares  will  be  rounded  up to the nearest whole Share.
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                    Transfer  to or from  AT&T and any  Affiliate,  shall not be
Transfer or         considered a termination  of employment for purposes of this
Leave of            Agreement.  Nor  shall it be  considered  a  termination  of
Absence             employment  for purposes of this Agreement if you are placed on a  military  leave or other  approved  leave of  absence, unless the Committee shall otherwise determine.
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                    This   Performance   Share  Award  shall  be  forfeited  and
                    cancelled  if,  prior  to the  distribution  of this  Award, without the  consent of AT&T,  while  employed  by AT&T,  or
Competition         after  termination  of  such  employment,  you  establish  a relationship  with a competitor  of the Company or engage in activity  which  is in  conflict  with  or  adverse  to  the interest of AT&T, as determined in accordance  with the AT&T
                    Non-Competition Guideline (the "Guideline"), a copy of which is available to you*.
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Employment          Neither the Plan nor this  Agreement  shall be  construed as
Rights              giving you the right to be retained in the employ of AT&T or any Affiliate.
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                    At all times during the Performance Period (or to the extent applicable, any elected deferral period for this Performance
Transferability     Share  Award),   such  Performance   Share  Award  shall  be
                    nontransferable   and  may  not  be  pledged,   assigned  or
                    alienated in any way.
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                    You  hereby  explicitly  and  unambiguously  consent  to the collection,  use and transfer,  in electronic or other form, of your  personal  data as described in this document by and among,  as  applicable,  your  employer  and  AT&T  and  its
                    Subsidiaries and its Affiliates for the exclusive purpose of implementing,  administering and managing your participation in the Plan. You understand that AT&T and your employer hold certain personal  information about you, including,  but not limited to, your name,  home address and  telephone  number,
                    date  of   birth,   social   insurance   number   or   other
                    identification number, salary,  nationality,  job title, any shares of stock or  directorships  held in AT&T,  details of all Performance Shares or any other entitlement to shares of stock awarded, canceled,  distributed or outstanding in your favor,  for the purpose of implementing,  administering  and
Data                managing the Plan ("Data").  You understand that Data may be
Privacy             transferred   to  any  third   parties   assisting   in  the
                    implementation,  administration  and management of the Plan, that these  recipients  may be located in your  country,  or
                    elsewhere,   and  that  the  recipient's  country  may  have
                    different  data  privacy  laws  and  protections  than  your country.  You authorize the recipients to receive,  possess, use,  retain and transfer the Data,  in  electronic or other form, for the purposes of  implementing,  administering  and managing  your  participation  in the  Plan,  including  any requisite  transfer  of such  Data as may be  required  to a broker or other third party with whom you deposit any Shares acquired upon  distribution  of the Performance  Share.  You understand  that  Data  will  be  held  only  as  long as is
                    necessary   to   implement,   administer   and  manage  your
                    participation  in the Plan. You understand  that you may, at any time, view Data,  request  additional  information about the storage and  processing  of Data,  require any necessary amendments  to Data  or  withdraw  the  consents  herein  by
                    contacting   in   writing   your   local   human   resources
                    representative.  You understand  that  withdrawal of consent may  affect  your  ability  to  realize  benefits  from  the
                    Performance Shares.
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                    Upon a Change in Control (as defined in Section  2(e) of the
                    Plan), this Performance Share Award will be prorated for the
Change in           number of full months within the Performance Period prior to
Control             the Change in Control and  distributed  based upon the level of performance achieved within such Performance Period in accordance with Section 11(d) of the Plan.
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* AT&T employees should access the Corporate Forms Library in the AT&T Workforce
  Services web site for these documents.

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                    You shall not have the right to vote the  Shares  underlying the Performance Shares or, except as set forth above with respect to dividend equivalents, any other rights as a holder of Shares until such time as the Performance Shares shall have been delivered to you.

                    Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Shares to you, any law, regulation or requirement of any governmental authority having jurisdiction shall require either the Company or you to take any action in connection with the Shares then to be issued, the issuance of such Shares shall be deferred until such action shall have been taken.

                    Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement shall be final, binding and conclusive on all persons affected thereby.

                    This Agreement may be amended by the AT&T Board of Directors or the Committee provided that no such amendment shall impair your rights hereunder without your consent. Notwithstanding any other provision to the contrary herein, the AT&T Board, if it determines in its sole discretion that it is necessary or desirable under the circumstances, may authorize the proration or early distribution (or a combination thereof) of the Performance Shares in the case of termination of the Plan.

                    The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of New York and applicable Federal law.

                    Notwithstanding  any  other  provisions  contained  in  this
                    Agreement,  the  following  provisions  shall  apply  to any
                    Participant who is a "covered  employee"  within the meaning
Other               of Section  162(m) of the Code (i.e.,  the CEO and four most
Corporate           highly compensated  officers of the Company,  other than the
Provisions          CEO, as of the end of the Performance Period):

                         (a) The Awards to all such Participants who are "covered employees" shall be Other Stock Unit Awards having a total value as of the end of the Period equal to 0.13% of the "Net Cash Provided by Operating Activities," as publicly disclosed in the Company's consolidated financial statements for each year in the Performance Period, adjusted by the percentage change in the Fair Market Value of a Share from the first trading day to the last trading day in the Performance Period, and the value of the Award to each Participant with respect to such Performance Period, as of the end of the Performance Period, shall be such total value divided by the number of Participants who are "covered employees" as of the end of such Performance Period, subject to adjustment as described in (b) below. "Fair Market Value" of a Share on the applicable trading day shall be the average of high and low per Share sale prices on the New York Stock Exchange on such day. Prior to the payment of any Award to a "covered employee" with respect to a Performance Period, the Committee shall certify the amounts under this paragraph (a) with respect to such Performance Period.

                         (b) The Committee,  in its sole discretion,  shall have
                    the authority to set the actual Other Stock Unit Award to any Participant at any amount lower than the amount described in paragraph (a) above, based on factors, including but not limited to the financial and other criteria of the Company established by the Committee, and individual merit. The Other Stock Unit Award to any Participant may have a value less than (including no award), but never more than, the value determined under (a) above.

                         (c) The value of the  actual  Other  Stock  Unit  Award
                    payable to any Participant shall be distributed in cash and/or Shares as determined by the Committee.

                    Notwithstanding any other provisions contained in this Agreement, the Committee, at the time of the distribution may elect in its sole discretion to substitute a cash payment in lieu of all or any portion of the Shares.
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

Please indicate your acceptance of the terms of this Performance Share Award Agreement and acknowledge that you have reviewed copies of the Plan and the Guideline summary, in each case as currently in effect and available to you*, by signing at the place provided and returning original of this Performance Share Award Agreement. IF YOU FAIL TO SIGN AND RETURN THIS DOCUMENT, ACCEPTING THE TERMS OF THIS AWARD AGREEMENT FOR ANY REASON WHATSOEVER ON OR BEFORE [date], YOU WILL BE DEEMED TO HAVE REJECTED YOUR PERFORMANCE SHARE AWARD AND YOUR AWARD WILL BE NULL AND VOID.

ACCEPTED AND AGREED:



/s/  Mirian Graddick-Weir
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     Mirian Graddick-Weir
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AT&T Corp.                             Employee Signature

* AT&T employees should access the Corporate Forms Library in the AT&T Workforce Services web site for these documents.